UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 8, 2005

PACIFIC PREMIER BANCORP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-22193	33-0743196

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Sunflower Ave, Second Floor, Costa Mesa, CA		92626

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (714) 431-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  REGULATION FD DISCLOSURE

On August 8, 2005, Pacific Premier Bancorp, Inc. (PPBI) issued the following forward looking statements disclosure and accompanying interview of Company CEO Steven R. Gardner by The Wall Street Transcript which was published on August 8, 2005. A copy of the Wall Street Transcript article is attached hereto as Exhibit 99.1, and is hereby incorporated by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

99.1	Wall Street Transcript interview of Pacific Premier Bancorp, Inc, CEO Steven R. Gardner.

99.2	Steven R. Gardner, picture.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated: August 8, 2005	By:	/s/ STEVEN R. GARDNER

Steven R. Gardner
President and Chief Executive Officer